中国金谷国际信托有限责任公司

China Jin’gu International Trust Co,. Ltd

(作为贷款人)

As the Lender

与

And

西安天可华能源科技有限公司

(作为借款人)

Xi’an TCH Energy Technology Co,.Ltd.

As the Borrower

资金信托贷款合同

Capital Trust Loan Contract

(合同编号：金谷信（2010）第2-1  )

Contract No.: Jin Gu Trust (2010) No. 2-1

1

目   录

2

贷款人： 中国金谷国际信托有限责任公司.

法定代表人：张勇

住所：北京市西城区金融大街33号

邮政编码：100140

联系电话：010-88086816           传真： 010-88086546

The Lender: China Jin’gu International Trust Co,. Ltd.

Legal representative: Zhang Yong

Address: No. 33 Finance Road, Xicheng District, Beijing

Postcode: 100140

Telephone: 010-88086816                Fax: 010-88086546

借款人：西安天可华能源科技有限公司

法定代表人：库国华

住所： 西安市高新区高新路86号

邮政编码：710065

联系电话：  029-87651096              传真：029-87651099

The Borrower: Xi’an TCH Energy Technology Co,. Ltd

Legal representative: Guohua Ku

Address: No. 86, Gaoxin Road, High-Techs Districts, Xi’an

Postcode: 710065

Telephone: 029-87651097                        Fax: 029-98761099

(贷款人和借款人以下统称“双方”，贷款人和借款人单独称“一方”，贷款人和借款人互为“对方”。)

(The Lender and the Borrower are hereinafter collectively referred to as “the parties”, each of the Lender or the Borrower is referred as “the party”, the Lender and the Borrower refer to each other as “the other party”.)

鉴于：

1.	贷款人是一家经中国银行业监督管理委员会批准成立并合法存续的信托公司，借款人是一家依照中华人民共和国法律成立并合法存续的企业法人。
1.
The Lender is a trust company legally incorporated with approval from China Banking Regulatory Commission and is validly existing, and the Borrower is business enterprise legal person legally established and validly existing under the laws of China.

2.	借款人因开发节能发电项目的资金需要，向贷款人申请人民币信托贷款(定义见下述1.1条)。贷款人同意按本合同的约定向借款人提供信托贷款。
2.	The Borrower applies to the Lender for trust loan in RMB (defined in term 1.1 below) to meet the capital needs for its energy saving power generation project development. The Lender agrees to provide the Borrower the trust loan in pursuant with the provisions hereunder.

3.	借款人在签订本合同时已知悉并确认，本合同项下的贷款资金来源于贷款
人管理下的金谷.CREG—循环经济一号集合资金信托计划的信托资金。
3.	When signing this Contract, the Borrower is aware of and confirms that the fund of the loan hereunder comes from the proceeds of Jin’gu CREG-- No.1 Recycling Economy Collective Capital Trust Plan managed by the Lender.

4.	在遵循公平原则的基础上，合同双方经过友好协商，就借款人的人民币信托
贷款的相关事宜达成一致意见。
4.	Through friendly negotiation and based on the principle of fair and equality, the parties have concluded the agreements on the matters of the trust loan.

根据《中华人民共和国信托法》、《中华人民共和国合同法》、《中华人民共和国民法通则》、《信托公司管理办法》、及《信托公司集合资金信托计划管理办法》、《贷款通则》及其他有关法律、行政法规和部门规章，双 ;方签订本合同，以资共同信守。According to The Trust Law of the People's Republic of China, The Contract Law of the People's Republic of China, General Principles of the Civil Law of the People's Republic of China, Management Regulation of Trust Companies, Measures for Administration of Collective Capital Trust Plans of Trust Companies, General Rules on Loan and other relevant laws, administrative rules and regulations as well as ministerial policies, the parties entered into this Contract and agree to be bound by it.

第一条	定义和解释

Article 1 Definition and Interpretation

1.1	定义 Definition

在本合同中，除非上下文另有解释或文义另有所指，下列词语具有以下含义：In this Contract, unless otherwise interpreted and indicated in the text, the following words have the meanings as below:
贷款人：指中国金谷国际信托有限责任公司及其合法继受人。

The Lender: China Jin’gu International Trust Co,. Ltd, and its legal successor

借款人：指西安天可华能源科技有限公司及其合法继受人。

The Borrower: Xi’an TCH Energy Technology and its legal successor.

本合同：指中国金谷国际信托有限责任公司作为贷款人与西安天可华能源科技有限公司作为借款人签订的《资金信托贷款合同》。

This Contract: it refers to this capital trust loan contract executed by and between China Jin’gu International Trust Co,. Ltd as the Lender and Xi’an TCH Energy Technology Co., Ltd. as the Borrower.

人民币(¥)：指中华人民共和国的法定货币，其计算单位为元。

RMB(￥):The legal currency of China, its unit is Yuan.

资金信托：指委托人基于对中国金谷国际信托有限责任公司作为受托人的充分信任，将自己合法拥有并全权自由处置的资金委托给中国金谷国际信托有限责任公司，由其按委托人的意愿以自己的名义管理、运用和处分而合法设立的信托。

Capital Trust Plan: It refers to the legally established Trust in which the trustors, in their complete trust of China Jin’gu International Trust Co., Ltd. (“Jin’gu”) to entrust their legally owned and free to dispose funds to Jin’gu that will in its own name to manage, use and dispose in accordance with the trustors’ intent.

委托人：指资金信托项下的委托人，既华建国际实业(深圳)有限公司及中国金谷国际信托有限责任公司。

The Trustor: is the trustors under the trust fund, which are Kent International Industrial (Shenzhen) Limited and China Jin’gu International Trust Co., Ltd.

信托计划：指金谷.CREG—循环经济一号集合资金信托计划，该信托计划所募集资金全部用于向借款人提供本合同项下的贷款。除非另有所指，本合同中的“信托计划”、 ̴资金信托计划”具有同一含义

Trust Plan: it refers to the Jin’gu CREG No.1 Recycling Economy Collective Capital Trust Plan, the capital raised from this trust plan shall all be used as the Loan to the Borrower hereunder. Unless otherwise specified, the “trust plan” and the “trust fund plan” shall have the same meaning.

信托贷款：指由中国金谷国际信托有限责任公司作为受托人，根据《金谷.CREG—循环经济一号集合资金信托计划信托合同》（简称“《信托合同》”）所规定的信托事项以及本合同的约定 ，以信托资金向借款人发放的贷款。除非另有所指，本合同中的“贷款”与“信托贷款”系同一含义。

Trust Loan: it refers to the loan provided from the trust fund by Jin’gu as the trustee in pursuant with the provisions of Jin’gu. CREG-No.1 Recycling Economy Collective Capital Trust Plan Contract (referred to as “Trust Contract”) and this Contract. Unless otherwise indicated, the “loan” and the “trust loan” used in this Contract shall have the same meaning.

贷款期限：指本合同双方约定的本信托贷款的期限。

Loan Term: It means the term of the trust loan specified by the parties under this contract.

信托财产专户：指信托计划项下收付及存放信托资金的唯一账户。

Special Account of Trust Property: It means the single bank account for receipt of, payment from and deposit of the trust fund under Trust Plan.

贷款监管账户：指借款人在贷款人所指定的银行开立的专门用于存放贷款人所发放贷款的唯一银行账户，该账户内的资金由贷款人、借款人以及贷款人指定银行三方共同监管，贷款人届时按照本合同约定解除对该账户内资金的监管。

Loan Escrow Account: it refers to the account that is established by the Borrower with a bank designated by the Lender, which is specially used only to deposit the loan proceeds disbursed by the Lender hereunder. The money in this account shall be supervised by the Lender, the Borrower and a bank designated by the Lender jointly, and the Lender will release the supervision of the funds in this account in pursuant with provisions of this Contract.

资金监管账户：指贷款人与作为出质人的内蒙古鄂尔多斯天可华节能发展有限公司及贷款人指定的银行所签订的《账户监管合同》(简称为“《账户监管合同》”)项下所规定的由内蒙古&# 37122;尔多斯天可华节能发展有限公司在贷款人指定的银行开立的用于存放内蒙古鄂尔多斯天可华节能发展有限公司依其作为出质人与贷款人签署的《应收账款质押合同》项下所规定的应收账款的唯一银行账户，该账户内的资金按照《账户监管合同》的要求与安排进行使用。

Receivable Escrow Account: It refers to, based upon the Account Supervision  Contract by the Lender, the Inner Mongolia Erdos TCH Energy Saving Development Co., Ltd. (“Erdos TCH”) and a bank designated by the Lender,  the account established by the Erdos TCH as the pledgor, at the bank designated by the Lender, which is specially used as the only account to keep the ‘accounts receivable’ of Erdos TCH that is stipulated under the “Accounts Receivable Pledge Agreement” signed by the Lender and Erdos TCH. The funds in this account shall be used in accordance with the Loan Escrow Account Contract’s requirement and arrangement.

付息日：指根据本合同第3.1款约定，贷款利息应支付之日，即自提款日起至本合同项下所有贷款本金获清偿之前的每年的6月20日和12月20日。

Interest Payment Date: it refers to the date when loan interest is payable in pursuant with the section 3.1 herein, namely June 20 and December 20 of each year from the drawdown date until the principal of all loans is fully repaid.

还款日：指根据本合同第4.1款和第4.2款约定，部分或全部贷款本金应偿还之日。

Repayment Date: it refers to the date that partial or all of the loan principal to be repaid according to article 4.1 of and 4.2 of this contract.

提前还款：指借款人在还款日前主动提前偿还全部或部分贷款本金。

Prepayment：It refers to the Borrower voluntarily makes a repayment of part or full of the loan principal prior to the applicable repayment date.

借款凭证：指贷款人根据规定在人民币贷款业务中所惯常使用的应由借款人填写的贷款借用凭证。

Loan Note: It refers to the loan voucher filled by the Borrower that is commonly used by the Lender in the practice of RMB loan business under regulation.

罚息：指中国人民银行公布的适用于金融机构贷款的罚息利率的罚息，具体计算方法见第Error! Reference source not found.款至第Error! Reference source not found.款。

Interest penalty: It refers to the interest penalty rates published by People’s Bank of China applicable to the financial institution loans. The specific calculation methods see section 9.1.2, to 9.1.4.

营业日：指除法定节假日以外的贷款人通常开门正常经营日。

Business day: It refers to the regular business day of the Lender opens doors for business except for the legal holidays.

融资文件：指包括本合同、担保文件、CREG美元融资文件在内的所有与本合同项下贷款有关的法律文件。

Financing documents: they refer to all the legal documents in connection with the loan herein, including this contract, guarantee contracts and CREG US dollar financing document, etc.

担保文件：指《设备抵押合同》、《应收账款质押合同》、《账户监管合同》、《股权质押合同》、《上海天可华保证合同》和《库国华个人保证合同》的统称

Security/guarantee documents: they refer to "Mortgage of Equipment Agreement", "Accounts Receivable Pledge Agreement", "Account Supervision Contract", "Share Pledge Agreement", " Shanghai TCH Guarantee Contract" and "Ku Guohua Personal Guarantee Contract" ..

设备抵押合同：指由内蒙古鄂尔多斯天可华节能发展有限公司作为抵押人，贷款人作为抵押权人于本合同同日签署的由抵押人将其拥有的余热发电项目第四期和第五期形成的机器设备抵押给贷款人，用于本合同项下债务清偿担保的合同。

Mortgage of Equipment Agreement: it refers to the agreement signed on the same day of this Contract between Erdos TCH as pledgor and the Lenders as a pledgee that pledgor pledges the machinery and equipment that it owns under the phases 4 and 5 of its waste heat power generation project to the Lender to secure the repayment of the Loan under this Contract.

应收账款质押合同：指由内蒙古鄂尔多斯天可华节能发展有限公司作为质押人，贷款人作为质权人于本合同同日签署的由质押人将在余热发电项目第四期和第五期项下的应收账款质押给贷款人，用于本合同项下债务清偿担保的合同。

Accounts Receivable Pledge Agreement: it refers to the agreement signed on the same day of this Contract between Erdos TCH, as the pledgor and the Lender is as pledgee that pledgor pledges its accounts receivable under phases 4 and 5 of its waste heat power generation project to the Lender to secure the repayment of the Loan under this Contract.

账户监管合同：指由内蒙古鄂尔多斯天可华节能发展有限公司作为出质人与贷款人作为质权人于本合同同日签署的由质押人就资金监管帐户的监管事项达成的合同。

Account supervision contract: it refers to contract signed on the same day of this Contract between Erdos TCH as the pledgor and the Lender as the pledgee on the receivable escrow account and the escrow arrangements.

股权质押合同：指由借款人作为质押人，贷款人作为质权人于本合同同日签署的关于借款人以其持有的鄂尔多斯天可华节能发展有限公司80%股权进行质押，用于本合同项下债务清偿担保的合同。

Share Pledge Agreement: it refers to the agreement signed on the same day of this Contract between the Borrower and the Lender that the Borrower as the pledgor pledges its 80% equity ownership of Erdos TCH to the Lender as the pledgee to secure the repayment of the Loan under this contract.

上海天可华保证合同：指由公司保证人作为保证人与贷款人于本合同同日签署的就本合同项下债务清偿提供连带责任保证担保的合同。

Shanghai TCH guarantee contract: it refers to the contract singed on the same date of this Contract between the Company guarantor and the Lender that the guarantor will provide joint liability guarantee for the repayment of the debt under this contract.

公司保证人：指借款人的股东上海天可华能源科技有限公司。

Company guarantor: it refers to the Borrower’s shareholder, Shanghai TCH Energy Technology Co., Ltd. (“Shanghai TCH”)

库国华个人保证合同：指由库国华先生个人签署的就本合同项下债务清偿提供连带责任保证担保的合同。

Ku Guohua personal guarantee contract: it refers to the contract signed by Mr. Ku individually to provide joint liability guarantee for the repayment of the debt under this contract.

担保人：是借款人、上海天可华能源科技有限公司、库国华先生以及内蒙古鄂尔多斯天可华节能发展有限公司的统称。

Guarantors: collectively they refer to the Borrower, Shanghai TCH , Erdos TCH and Mr. Ku Guohua

CREG：指借款人及公司保证人的最终母公司—中国循环能源有限公司，该公司为一家依据美国内华达州法律成立的有限公司，在纳斯达克全球市场上上市，其上市代码为CREG。

CREG: it refers to the ultimate parent company of the Borrower and the Company guarantor-- China Recycling Energy Corporation, a company incorporated under laws of the State of Nevada and listed on the NASDAQ global market, its trading symbol is CREG.

信达香港：指中国信达(香港)资产管理公司，一家根据香港特别行政区法律组建的有限责任公司。

Cinda Hong Kong: it refers to China Cinda (Hong Kong) Asset Management Co., Ltd. a limited liability corporation under the laws of the Hong Kong Special Administrative Region.

CREG美元融资文件：指由信达香港与CREG于本合同同日签署的关于信达香港认购CREG发行的可转股债券的所有文件，包括《债券认购协议》(Notes Purchase Agreement)、《可转股债券条款协议》(Secured Convertible Promissory Notes)、《可交换债券权利协议》(Exchange Rights Agreement)、《股东协议》(Amended and Restated Shareholders Agreement)、《股权质押协议》(Share Pledge Agreement)、《股票注册权合同》(Registration Rights Agreement)，《库国华个人担保》(Guarantee Agreement of Ku Guohua)以及《债权人协议》等 (Intercreditor Agreement)文件。

CREG US Dollar Financing Documents: they refer to all the issuance of convertible notes documents executed on the same day of this Contract between Cinda Hong Kong and CREG including “Notes Purchase Agreement”, “Secured Convertible Promissory Notes”, “Exchange Rights Agreement”, “Amended and Restated Shareholders Agreement”, " Share Pledge Agreement”, “Registration Rights Agreement”, “ Guarantee Agreement of Ku Guohua" and "Intercreditor Agreement".

重大不利变化：系指对借款人的业务、运营、资产、负债、任何有关的权利、业务或财务状况或前景，或贷款人合理认为可能具有严重不利影响的任何事件、情况、效果、状况、或以上任何情况的综合事件，不论是在本合同签署日或之前存 在或发生，还是在之后产生或发生。

Material adverse change: it refers to any event, situation, results, status or the mixture of the above that have the material adverse impact to the business, operation, assets, debt, any related rights, business and financial prospects or that the Lender reasonably believe may have the material adverse impact, whether exiting or happened before the execution date of this Contract or after.

不可抗力事件：指在本合同签署后发生的、本合同签署时不能预见的、其发生与后果是无法避免或克服的、妨碍任何一方全部或部分作为或不作为的所有事件，其中包括但不限于火灾、洪水、地震、台风、海啸、战争、恐怖行为或其它暴力 行为、罢工、瘟疫及检疫管制。

Force majeure: It refers to all events that occur after the date of execution of this Contract and can not be foreseen when this contract is executed, of which the occurrence and consequence cannot be avoided or overcome, and will prevent the a party or parties from all or part of its or their performance or non performance, including but not limited to, fire, flood , earthquakes, typhoons, tsunamis, wars, terrorist acts or other acts of violence, strikes, pestilence and quarantine restrictions.

1.2	解释

除上下文另有规定外，本合同所使用的有关“本合同的”、“本合同中”、“本合同内”、“本合同项下 ”，以及其他具有类似含义的词语，是指包括本合同全部组成部分的合同整体，而不是指本合同的任何特定部分或条款。

本合同条款标题不得被视为等同于该条款所包括的全部内容，或被用来解释该等条款或本合同。

在本合同中，除非上下文另有要求或规定外，《信托合同》中定义的词语在本合同中使用时应具有相同的含义。

1.2	Interpretation

Unless otherwise specified in the text, such phrases used as “of this Contract”, “in this Contract”, “within the Contract” and “under this Contract”, and other similar words or phrases shall indicate the entire Contract including all components of this Contract instead of any particular parts or clauses hereof.

Each of the titles of this contract hereof shall not be considered as equivalent to the entire content of the section that it covers, nor shall it be used as the interpretation of the section or this Contract.

In this Contract, unless otherwise required or specified, the words or phrases defined in the Trust Contract shall have the same meaning when used in this Contract.

第二条	贷款

Article 2   Loan

2.1	贷款金额

贷款人同意在信托计划成立的前提下，以信托计划募集的全部信托资金按本合同以及信托文件中的约定向借款人提供人民币信托贷款，信托贷款总额不低于人民币壹亿元(RMB100,000,000.00)。

2.1	Loan amount

The Lender agrees that, conditional upon the establishment of the trust fund plan, it shall provide the Borrower with the trust loan coming from all of the trust fund raised under the trust plan in pursuant with this Contract and the trust documents, the total amount of the trust loan shall be no less than RMB100 million.

2.2	贷款的用途 Use of the Loan

本合同下的信托贷款仅供借款人用于其节能发电项目的开发建设及运营，包括但不限于用于开发鄂尔多斯余热发电项目的第四期和第五期。每笔贷款的具体用途按照经借款人盖章确认的《信托贷款资金用途明细单》(本合 同附件一)的规定办理。

The trust loan hereunder shall only be used by the Borrower for its development, construction and operation of energy saving projects, including but not limited the phase 4 and 5 of the waste heat power generation project of Erdos TCH.  The usage of each loan shall be processed in pursuant with the requirement of the Detailed Use List of Trust Loan Fund (see annex I hereto) confirmed by the Borrower with its seal on it.

2.3	分次提款Drawdowns

本合同项下的贷款可以在本合同签署之日起的一年内分两次提取，每次提款的金额为5000万元人民币；

The Loan under this contract can be drawn down in  two installments within one year from the date of signing this contract, each drawdown will be in the amount of 50 million yuan.

2.4	贷款项下首次提款需满足的先决条件 The Conditions Precedent for the initial drawdown of the loan

除非贷款人已经收到本条所列的在形式和内容均令贷款人满意的所有文件以及本条的贷款先决条件已经全部满足，或贷款人书面同意暂缓或放弃该等未被满足的贷款先决条件，否则，贷款人无义务向借款人发放本合同项下的任何贷款；

Unless the Lender is satisfied with all the documents listed under this section in respect of both formality and contents and all pre-requisitions in this section have been completely met, or the Lender agrees to postpone or waive such unsatisfied conditions precedent in writing, the Lender shall have no obligations to provide the Borrower with any loan hereunder:

2.4.1	加盖借款人公章证实是借款人真实、完整、有效且最新的下列文件的复印件；

(1)	工商行政管理机关签发的且已通过最新年检的借款人的《企业法人营业执照》；

(2)	借款人的《组织机构代码证》；

(3)	借款人的《税务登记证》(国税、地税)；

(4)	借款人的《公司章程》(包括其所有修订版本)以及有权政府部门对各次修订的批准；

(5)	加盖借款人公章的借款人股东名单、董事会成员名单原件，加盖借款人公章的借款人的所有股东成员/董事会成员的身份证/护照复印件，及所有股东成员/董事会成员的签字样本；

2.4.1	The copies of the following documents with the Borrower’s company stamp on them to affirm the authenticity, completion, validity and freshness of the documents:

（1）	The Borrower’s Business License as an Entity Legal Person, issued by the Administration of Industrial and Commercial Bureau, which shall have passed the most recent annual review;

（2）	The Borrower’s Organization Code Certificate

（3）	The Borrower’s Tax Registration Certificate (including State Tax Registration Certificate and Local Tax Registration Certificate)

（4）	The Borrower’s Company Bylaws (including all revisions) and each approval for the revisions from competent government agency.

（5）
The original copies of the name lists of shareholders and board members of the Borrower with its corporate stamp, the copies of the ID card/passport of all shareholders/board members of the Borrower with its corporate stamp, and the signature specimen of all shareholders/board members of the Borrower;

2.4.2	借款人根据其公司章程规定出具的股东会决议和董事会决议原件，
该股东会决议和董事会决议内容应包括：

2.4.2	The original copies of board resolutions and shareholder resolutions of the Borrower in pursuant with its bylaw, and such resolutions shall include:

(1)	同意借款人向贷款人申请本合同项下贷款；

The consent of the Borrower to apply with the Lender for the loan hereunder;

(2)	同意借款人签署并履行其作为一方的各融资文件；

The consent of the Borrower as a party to sign and implement the financing documents.

(3)	指定人员作为借款人的授权代表签署其作为一方的各融资文件以及签发、接受与本合同有关的任何通知或文件；

The appointment of certain personnel to act as the duly authorized representative of the Borrower to sign the financing documents and to sign and issue and receive any notifications or documents in connection with this Contract;

 (4)  授权代表的签字样本已作为董事会决议的附件；

The specimen of signatures of the duly authorized personnel have been attached to the resolution of the board of directors as an exhibit.

(5)	批准贷款人所指定的人员担任其副总经理，并就该名副总经理的职责范围做出规定，相关内容符合贷款人的要求；

Approval on the appointment of the person nominated by the Lender as the vice president of the Borrower, and such vice president’s responsibilities have been specified and met the Lender’s requirements.

2.4.3
内蒙古鄂尔多斯天可华节能发展有限公司根据其公司章程规定出具的股东会决议和董事会决议原件，该股东会决议和董事会决议内容应包括：The original copies of the resolutions of the board and the shareholders have been provided by Erdos TCH in pursuant with its bylaw, and such resolutions shall include:

(1)
同意其将鄂尔多斯冶金集团有限公司余热发电项目第四期和第五期的应收账款根据《应收账款质押合同》质押给贷款人作为借款人清偿本合同项下债务之担保； Approval of all accounts receivable for phase IV and V of the waste heat power generation project of Erdos TCH to be pledged to the Lender to secure the repayment of the debt under this contract according to the “Accounts Receivable Pledge Agreement”.

(2)
同意其将鄂尔多斯冶金集团有限公司余热发电项目第四期和第五期的相关设备和资产根据《设备抵押合同》抵押给贷款人作为借款人清偿本合同项下债务之担保；Approval of all equipment of phase IV and V of the waste heat power generation project of Erdos TCH to be pledged to the Lender to secure the repayment of the debt under this Contract according to the “Mortgage of Equipment Agreement”.

(3)
同意将鄂尔多斯冶金集团有限公司余热发电项目第四期和第五期的所有收益全部汇入其在贷款人指定银行处开立的银行监管账户内，并根据《账户监管合同》的约定以及贷款人的要求支配、管理和使用；Approval of all the incomes from phase IV and V of the waste heat power generation project of Erdos TCH to be wired to the escrow  account established by the Borrower at the bank designated by the Lender, and the said income shall be controlled, managed and used in pursuant with the Account Supervision Contract and the Lender’s requirements;

(4)	授权代表的签字样本已作为董事会决议的附件；

The specimen of signatures of the duly authorized personnel  have been attached to the resolution of the board of directors as an exhibit.

(5)	同意其签署并履行其作为一方的融资文件；

Approval of the company to sign and fulfill its obligations as a party of the financing documents

(6)	指定人员作为其授权代表签署其作为一方的融资文件以及签发、接受；

Appointment of certain personnel to act as the duly authorized representative to sign the financing documents, and sign and issue and receive related documents.

2.4.4	上海天可华能源科技有限公司根据其公司章程规定出具的股东会决议和董事会决议原件，该股东会决议和董事会决议内容应包括：

The original copies of the resolutions of the board and shareholders have been provided by Shanghai TCH in pursuant with its bylaw, the content of such resolutions shall include:

(1)	同意其出具连带责任保证对借款人在本合同项下债务的清偿提供担保；

Approve it to provide a guarantee with joint and several liabilities to ensure repayment of the Borrowers under this contract

(2)	同意其签署并履行该连带责任保证合同；

Approve it to sign and carry out the such guarantee contract with joint and several liabilities

(3)	指定人员作为其授权代表签署该连带责任保证合同以及签发、接受与融资文件有关的任何通知或文件；

Appointment of certain personnel to act as the duly authorized representative to sign such guarantee contract with joint and several liabilities, and sign and issue and receive any notifications or documents in connection with this Contract;

(4)	授权代表的签字样本已作为董事会决议的附件；

The specimen of signatures of the duly authorized personnel  have been attached to the resolution of the board of directors as an exhibit.

2.4.5	加盖内蒙古鄂尔多斯天可华节能发展有限公司公章证实是其真实、完整、有效且最新的下列文件的复印件；

The following copies of Erdos TCH have its corporate stamp on them to prove the authenticity, integrality and freshness of these documents.

(1)	工商行政管理机关签发的且已通过最新年检的《企业法人营业执照》；

(2)	《组织机构代码证》；

(3)	《税务登记证》(国税、地税)；

(4)	《公司章程》(包括其所有修订版本)；

(5)	加盖其公章的股东名单、董事会成员名单原件，加盖其公章的其所有股东成员/董事会成员的身份证/护照复印件，及所有股东成员/董事会成员的签字样本；

(1)	Its Business License as an Entity Legal Person, issued by the Administration of Industrial and Commercial Bureau, which shall have passed the latest annual review;

(2)	Its Organization Code Certificate

(3)	Its Tax Registration Certificate (including State Tax Registration Certificate and Local Tax Registration Certificate)

(4)  The Company Bylaw (including all revisions)

(5)
The original copies of the name lists of shareholders and board members with corporate stamp, and the copies of the ID card/passport of all shareholders/board members of the company with its corporate stamp, and the specimen of signatures of all shareholders/board members of the company as well;

2.4.6	加盖上海天可华能源科技有限公司公章证实是其真实、完整、有效且最新的下列文件的复印件；

The following copies of Shanghai TCH have its corporate stamp on them to prove the authenticity, integrality and freshness of these documents.

(1)	工商行政管理机关签发的且已通过最新年检的《企业法人营业执照》；

(2)	《组织机构代码证》；

(3)	《税务登记证》(国税、地税)；

(4)	《公司章程》(包括其所有修订版本)；

(5)	加盖其公章的股东名单、董事会成员名单原件，加盖其公章的其所有股东成员/董事会成员的身份证/护照复印件，及所有股东成员/董事会成员的签字样本；

(1)	Its Business License as an Entity Legal Person, issued by the Administration of Industrial and Commercial Bureau, which shall have passed the latest annual review;

(2)	Its Organization Code Certificate

(3)	Its Tax Registration Certificate (including State Tax Registration Certificate and Local Tax Registration Certificate)

 (4) The Company Bylaw (including all revisions)

(5)
The original copies of the name lists of shareholders and board members with corporate stamp, and the copies of the ID card/passport of all shareholders/board members of the company with its corporate stamp, and the specimen of  signatures of all shareholders/board members of the company as well;

2.4.7       经证实是保证人库国华先生真实的身份证复印件；

   The verified true copy of the ID card of Mr. Ku Guohua, the guarantor;

2.4.8      已由各方当事人合法有效签署的所有融资文件；

All financing documents in connection with the loan have been duly executed by each party thereto;
2.4.9	所有与本合同项下贷款相关的合法有效的批准、登记、备案和授权(包括政府部门的批准以及借款人公司内部的批准)；

All approvals, registrations, filings and authorizations in connection with the loan hereof are duly valid (including the approval from government agencies and internal approvals of the Borrower);

2.4.10    中国人民银行颁发的有效的借款人贷款卡及密码；

Valid borrowing ID card and its password issued by the People’s Bank of China for the Borrower;

2.4.11	《设备抵押合同》项下的抵押物已经在行政机关办理完毕全部抵 押登记手续，且贷款人已经取应由贷款人执管的他项权利证明文件，贷款人已经就抵押物以及相关权利及权益合法享有第一顺位的优先抵押权；

All the mortgage registration procedure for the pledge of the Mortgage of Equipment Agreement have been completed with the administrative agency, and the Lender has received the certificate of the third party rights and the Lender has the first priority rights to the lien/mortgage as well as relevant rights and interests.

2.4.12	《应收账款质押合同》项下的应收账款质押登记已经在中国人民 银行征信中心办理了相应的质押登记手续，贷款人已经就质押标的以及相关权利及权益合法享有第一顺位的质权；

The accounts receivable pledge registration under the Accounts Receivable Pledge Contract has been completed at the Credit Information Center of the People’s Bank of China, the Lender has the first priority security right to the pledged object as well as relevant rights or interests.

2.4.13	内蒙古鄂尔多斯天可华节能发展有限公司的其他股东已经同意借款人以其所持有的内蒙古鄂尔多斯天可华节能发展有限公司80%的股权对借款人在本合同项下债务的清偿提供担保，《股权质押合同》已经在内蒙古鄂尔多斯天可华节能发展有限公 司的股东名册以及所在地工商行政管理局进行登记的证明文件；

The proof documents that other shareholders of Erdos TCH have agreed that the Borrower pledges its 80% shares of Erdos TCH under the “Share Pledge Agreement” as a security for its repayment obligations under this Contract and the share pledge has been registered on the shareholder listing of Erdos TCH as well as it’s the local administration of industry and commerce bureau.

2.4.14	监管账户已经根据《账户监管合同》的规定在贷款人指定的银行开立完毕；

The escrow accounts have been established according to Account Supervision Contract at the bank designated by the Lender.

2.4.15     借款人已在贷款发放当日向贷款人提交了由其合法填写并签署的

《信托贷款资金用途明细单》(见本合同附件一)、《不可撤销提款通知书》(见本合同附件二)、《贷款发放确认函》(见本合同附件三 )以及《借款凭证》(见本合同附件四)。

The Borrower has submitted to the Lender the duly completed and signed applications at the same day of the loan disbursement,  including the " detailed use list of trust loan fund " (Annex I of this contract), "irrevocable loan drawdown notice" (Annex II of this contract), "loan disbursement confirmation letter" (Annex III of this contract) and the "loan note" (Annex IV of this contract).

2.4.16	贷款人所提名的代表已经获委任借款人的常务副总经理，并且借 款人对于该常务副总经理的职责范围描述符合贷款人的要求；

The Borrower has appointed a person nominated by the Lender as its executive vice president and description of his/her responsibilities meets the Lender’s requirements.

2.4.17	美元融资文件已经妥为签署，并且美元融资文件项下首次交割的先决条件都已经得到满足；

U.S. dollar financing documents have been signed, and first drawdown conditions have been met under the U.S dollar financing documents.

2.4.18	鄂尔多斯余热发电项目第四期和第五期的资本金已经按国家的规定按比例到位；

The percentage of the capital requirements for the phase IV and V of the waste heat power generation project of Erdos TCH according to the government requirements are met and in position .

2.4.19	借款人的中国法律顾问就贷款人要求的问题出具的令贷款人满意的法律意见书；以及

The Borrower’s Chinese counsel has issued the satisfactory legal opinions on the loan and it meets Lender’s requirement, and

2.4.20      贷款人要求的其他文件资料、意见或担保等。

And other documents, materials or guarantees required by the Lender.

2.5	第二次及以后提款需满足的先决条件

The second and subsequent drawdowns must meet the following prerequisites.

2.5.1	借款人、CREG以及相关担保人在本合同以及任何融资文件项下的所有声明和保证均为真实和准确的，并无误导之处；

All representations and warranties of the Borrower, CREG and the related guarantors under this contract and financing documents are true and accurate, not misleading.

2.5.2	借款人、CREG或相关担保人未发生任何违反本合同或任何融资文件项下的违约行为；

The Borrower, CREG, or any related guarantors have no breaches of this contract or financing documents .

2.5.3	美元融资文件项下关于第二次交割所需满足的先决条件都已经得到满足；

All prerequisites of the second drawdown under US dollar financing documents have been met.

2.6	贷款的发放 The Disbursement of the Loan

贷款人承诺并保证，在确认借款人满足相关的提款先决条件后，并应在收到借款人的《不可撤销提款通知书》之后的［45］日内向借款人拨付《不可撤销提款通知书》中请求的贷款金额，每次提款金额为5000 万元。借款人不可撤销地同意，贷款人发放的信托贷款全部由贷款人拨付至借款人账户，由借款人按照本合同以及信托文件的约定条件和条款使用。

The Lender promises and guarantees, upon confirmation that the Borrower has met pre-conditions related to draw-down, the Lender shall disburse the loan requested in " irrevocable loan drawdown notice" within 45 days of receiving the Borrower's " irrevocable loan drawdown notice", the amount of each drawdown is 50 million yuan.  The Borrower irrevocably agrees that the trust loan disbursed by the Lender shall be appropriated to the Borrower’s account by the Lender, and the loan shall be used by the Borrower in pursuant with the conditions and terms in this contract and the trust documents.

2.7	贷款的使用Use of the Loan

借款人使用贷款资金前应向贷款人提交下述文件或符合下列条件：

The Borrower shall submit to the Lender the following documents or meet following conditions before using the loan:

2.7.1	符合经借款人盖章确认的《信托贷款资金用途明细单》(本合同附件一)的规定；

It complies with the Detailed Use List of Trust Loan Fund (as annex I) which is affirmed by the Borrower with its corporate stamp on it.

2.7.2	借款人使用贷款资金付款的相关合同、协议等证明文件，并保证该等文件内容持续完整、真实、有效；

The documents related to the Borrower’s use of the loan proceeds, such as related contracts and agreements shall be complete, true and valid;

2.7.3	在拟定的付款日前，没有发生任何违约事件(包括交叉违约)或潜在的违约事件，且不存在因该笔贷款的使用而将产生违约事件的情形，同时借款人所作的陈述及保证均持续真实、准确、完整且不存在任何误 导；

Prior to the proposed drawdown date, no event of default (including cross default) or potential event of default has occurred, nor does any default occur due to the use of the loan, and the representations and warranties made by the Borrower are true, correct, complete and  and not misleading.

2.7.4	在贷款人看来，未发生任何将对借款人履行本合同及其他融资文件项下义务的能力的重大不利变化或对借款人造成整体影响的不可抗力事件发生；及

From the Lender’s point of view, no material adverse change on the Borrower’s ability to implement this contract and financing documents has occurred, nor does any Force Majeure that will have a general effect on the Borrower has occurred; and

2.7.5	本合同所适用的法律未发生使本合同项下的贷款变得不合法的任何重大不利变化。

No material adverse changes of the laws applicable to this contract that will result in the loan hereof becoming illegal.

2.8	贷款期限 Term of the Loan

本合同项下的贷款期限为3年，自首笔贷款提款之日起算。除非本合同当中其他条款另有规定，所有贷款本金及未付利息，应于贷款期限届满时一次性全部偿还。

The term of the loan hereof is three (3) years, starting from the date of the first drawdown. Unless otherwise specified in this contract, all loan principals and unpaid interest shall be fully repaid in bullet at the maturity date.

第三条	贷款利率及利息支付

Article 3  Interest Rate of the Loan and Interest Payment

3.1	本合同项下贷款的应付利息对应的贷款利率为浮动利率，在遵守本合同第3.4款规定的前提下，本合同项下的贷款自首次提款之日起暂按届时中国人民银行公布的三年期贷款年基准利率+2%计付利息，每年两次 逢付息日支付利息。

The interest rate of the loan under this contract is a floating rate, subject to article 3.4 of this contract, the interim interest rate of loan under this contract shall be the applicable three-year lending annual benchmark interest rate published by People’s Bank of China at and from the date of first drawdown plus 2%, and the payment of interest will be made twice a year on each interest payment dates.

3.2	任何付息日如遇非营业日，则顺延至下一个营业日，并相应地调整应付利息的计算。

In case of any interest payment date falls on a non-business day, it shall be postponed to the immediately following business day, and the calculation of interest payable will be adjusted accordingly.

3.3	在本合同项下的贷款尚未完全清偿完毕之前，如遇中国人民银行调整贷款基准利率，则将自利率调整之后的第一个日历年度的1月1日起按最新利率计算应付利息。

Before the loan is fully repaid under this contract, if People’s Bank of China (“PBC”) adjusts the applicable benchmark lending interest rate, the interest rate will be adjusted and computed according to the new rate starting from the January 1st of the first calendar year after such PBC adjustment.

3.4	除非贷款人根据第4.2条款规定书面通知借款人提前结清本合同项下全部或部分贷款，本贷款于第2.8款所规定的贷款期限届满时，借款人需就当时尚未清偿的贷款本金余额自提款之日起至贷款期限届满 之日按年率18%计算并向贷款人支付利息。借款人根据第3.1款至第3.3款规定已经支付的利息低于按年率18%计算的利息的，应在全部贷款到期之日起一次性补足差额。

Unless the Lender sends written notice to the Borrower before the maturity to settle all or part of the loan in accordance with the article 4.2, upon the maturity date of the loan in article 2.8, the Borrower shall pay the interest on the loan as calculated at the rate of 18% per annual on the then outstanding principals calculated from the relevant drawdown date to the maturity date. Where the Borrower has paid the interim interest according to article 3.1 to article 3.3 which are calculated at a rate lower than 18% per annum, then the Borrower shall make up the shortfall in one single payment upon the maturity date.

3.5	每笔贷款的利息起算日为该笔贷款的提款之日。本合同项下贷款利息以每年360天为基数，从利息起算日起按贷款余额、占用天数及本合同第3.1款和3.4款约定的贷款利率计收。

The starting date to compute the interest for each loan hereof shall be the applicable drawdown date. The interest under this contract shall be calculated on a 360day year basis, from the starting date to compute the interest and based upon the outstanding loan balance, number of days of use of the outstanding loan and the applicable loan interest rate in article 3.1 and article 3.4 hereof.

第四条	贷款本金的偿还

Article 4   Repayment of loan principal

4.1	在遵守下述第4.2款规定的前提下，借款人应于第2.8款所规定的贷款期限届满之日一次性向贷款人偿还全部贷款本金。

Subject to article 4.2 below, the Borrower shall repay all the loan principal in bullet upon the maturity date according to article 2.8.

4.2
在贷款期限届满前的任何时间，贷款人或其关联方有权决定，以全部或部分贷款本金和利息所对应的美元金额转换为CREG的普通股；转换普通股时美元兑人民币的汇率按转换当日国家外汇管理局所公布的美元兑人民币汇率的中 间价计算。在外汇管理制度允许的情况下，就贷款人或其关联方决定转股的金额所对应的贷款本金和利息，则视为借款人提前清偿该等款项，且如贷款人要求，各方应相互配合就此办理相关手续；否则，借款人应当按贷款人的通知提前清偿相当于转股的金额所对应的贷款本金和利息，该部分 ; 贷款则视为立即到期应还。

At any time before the maturity of the loan, the Lender or its affiliates have the right to decide to convert all or part of the loan principal and accrued interest into common stock of CREG in its equivalent U.S. dollar amount; the exchange rate between U.S. dollar and RMB shall be the middle rate published by State Administration of Foreign Exchange (“SAFE”) at the date of the conversion.  As long as permissible under the applicable SAFE regulations, any amount of loan principal and interest converted into common stock by the Lender or its affiliates shall be considered as prepayment of such amount by the Borrower, and per Lender’s request, parties shall work together to complete the process of such conversion; otherwise, the Borrowers shall repay the principal and interest equal to the amount of conversion upon the Lender’s notice and such part of the loan shall be deemed as due and payable immediately.

4.3	本合同项下的贷款不展期。

The loan term under this contract will not be extended.

4.4	未经贷款人事先书面同意，借款人不得提前还款。

Without the Lender’s prior written consent, the Borrower shall not prepay the loan.

第五条	款项支付

Article 5  Payment

5.1	借款人在本合同项下应支付的所有款项均应按时足额支付，不应附带任何抵消、索赔或限制，且不应存在任何性质的税费减扣或预扣。

Any payment by the Borrower hereof shall be paid in full on time without any off-set, claim or restraint attached, nor should have any tax withholding or deduction in any nature.

5.2	在借款人按本合同规定向贷款人支付某一笔应付款项时(包括但不限于费用、损害赔偿金、罚息、利息、本金、提前还款)，若该笔应付款项的应付之日恰为贷款人非营业日，则顺延至下一个最近的贷款人营 业日。延长的天数，应计收利息

If the Borrower’s any payment date (including but not limited to the charges, damage compensation, interest penalty, interest, principal and prepayment) to the Lender in pursuant with this Contract falls into the Lender’s non-business day, then it should be postponed to the immediately following business day of the Lender. The interest payable shall be adjusted to reflect the postponement.

5.3	借款人在此承诺，若贷款人收到的借款人的贷款本金和/或利息款项少于截至该还款日/付息日借款人按本合同规定所应支付的数额，则贷款人有权按应付费用、损失赔偿金、罚息、利息和本金的顺序进行划 付。

The Borrower hereby agrees, if the amount of the loan principal and/or basic interest repayment received by the Lender is less than the amount due on the applicable interest payment date or repayment date, the Lender shall have the right to apply the repayment in the order of fees, damages, default interest, basic interest and then principal.

第六条	声明与保证

Article 6   Representations and Warranties

6.1	借款人在本合同签署之日向贷款人作出如下声明与保证：

The Borrower makes the following representations and warranties to the Lender on the day of execution of this Contract:

6.1.1	借款人系一家依中国法律正式成立并有效存在的、具有独立法人资格的有限责任公司，有能力以自己的名义起诉和应诉，有权利从事经营活动并拥有其财产和其他资产；

The Borrower is a limited liability company established under the laws of the China and is an independently existing valid legal entity. It has the ability to initiate and respond any law suits in its own name and has the right to engage in business activities and take ownership of properties and other assets.

6.1.2	借款人有权签署本合同及其作为一方当事人的融资文件，承担并履行其在该等协议项下的义务，从事上述各文件所规定的交易，并且借款人已经采取了为授权签署、递交和履行上述事宜所必要的公司内部、股东和其他行动；

The Borrower has the right to sign this contract and financing documents in which it is a party, to assume and fulfill its obligations under such agreements, and conduct the transactions in these documents, and the Borrower has taken necessary company, shareholders and other actions to obtain authorization for execution,  delivery and performance of above matters.

6.1.3	借款人在本合同或其参与订立的融资文件项下的义务构成其合法、 有效的和有约束力的义务，是充分合法有效的；

The obligations of the Borrower under this contract or financing documents are fully legal, valid and binding.

6.1.4	借款人并未采取或将要采取任何行动导致其进入破产、清算、和解或重整程序，或据其所知，亦并无任何其他人拟提起会使得借款人进入破产、清算、和解或重整程序的威胁存在；

The Borrower has not taken any action or going to take action that could lead it to a bankruptcy, liquidation, settlement or re-structuring process, or based upon its knowledge, no other party threatens to take the action that may result in the bankruptcy, liquidation, settlement or restructuring process of the Borrower.

6.1.5	借款人未涉及任何可能对借款人履行本合同的能力产生不利影响的民事、刑事、行政诉讼或仲裁程序，亦未发生任何可能导致涉入该等诉讼程序或仲裁程序的事件或情形；

The Borrower does not involve in any civil, criminal or administrative law suit or arbitration procedure that will have adverse impact on the Borrower’s ability to implement this Contract, and nor has any event or circumstance which might cause the Borrower being involved in the said litigation and arbitration procedure.

6.1.6	借款人的任何重要资产未涉及任何强制执行、财产保全、查封、扣押、留置、监管措施，亦未发生任何可能导致涉及该等措施的事件或情形；

No material asset of the Borrower is involved in any procedures of enforcement, property preservation, distrainment, detention, retention or supervision, and nor has any event or circumstance which might cause such procedures arisen.

6.1.7	借款人提交的最新合并帐目系依中华人民共和国会计准则编制，并真实适当地反映了其在该帐目做出当日和相应期间内的财务状况；

The consolidated financial statements provided by the Borrower are prepared in compliance with Chinese accounting standards and have fairly reflected the financial position of the Borrower as of the date and corresponding financial period of such statements.

6.1.8	除已经向贷款人披露的内容以外，借款人并未就其现有的或是未来的全部或部分收入或资产设有以第三人为受益人的任何担保权利；

Except that has been disclosed to the Lender, the Borrower has not created any security interest over all or part of its existing or future income or assets in favor of any third party.

6.1.9	借款人未发生任何违约事件，亦未发生该等事件仍在持续的情形；

No event of default by the Borrower has occurred, or is continuing;

6.1.10	借款人签署、递交和履行本合同或其作为一方订立的任何融资文件不会：(i)与任何适用法律法规相冲突；(ii)导致其违反之前签订的任何协议、文件或对其本身或其任何财产有约束务的任何协议、许可、授权 或其他文件；(iii)违反其公司或其他类似文件的任何条款；或(iv)违反其成立的批准文件和内部规章制度或违反法律、政府命令或司法裁决；

The execution, deliver and performance of this contract or any financing documents to which the Borrower is a party, will not (i) result in violation of any applicable laws and regulations; (ii) cause to default in any prior agreement or documents signed by the Borrower or breach of any other agreements, licenses, authorizations or other documents to which the Borrower or its assets is subject; (iii) violate the corporate documents or any other similar documents; (iv) breach any approval document of its establishment, internal policies or breach the law, government order or judicial verdicts.

6.1.11	借款人保证贷款项目及借款事项符合法律法规及国家有关土地、产业、环保、投资等政策的规定及要求，并已经取得了相应审批或备案

The Borrower promises that the loan project and the borrowing hereunder comply with applicable laws and regulations, and the requirements of the state regulations on land, industrial policy, environmental protection and investment, and has received relevant approvals or filings.

6.1.12	借款人经营以及履行其在本合同和融资文件项下的义务、完成本合同及融资文件所规定的交易所需的各类批准和许可都是完全合法有效的；

The Borrower’s business and its performance of its obligations under this contract and financing documents as well as its obtaining permits and approvals for the transaction in this contract and financial documents are legal and valid.

6.1.13	借款人始终遵守所有适用的税收法律，并无欠缴税费的情况；

The Borrower complies with all applicable tax laws, and there is no outstanding tax owed.

6.1.14	借款人在本合同以及各融资文件项下的义务在任何时候都与其他现有的或将来的非担保和非从属性债务处于同一清偿顺序，但法定而非合同约定的具有优先权的债务除外；

The Borrower’s obligations under this contract and financing documents shall at any time rank pari passu with all other existing or future unsecured  and unsubordinated indebtedness of the Borrower, except for those with priority under law rather than under contractual  arrangements.

6.1.15	借款人向贷款人提供的尽职调查材料在所有重要方面是真实的和准确的，没有误导的，并未遗漏重大事实；

The materials provided by the Borrower to the Lender during the due diligence process are true and accurate on all material facts, with no misleading information, and no material omission.

6.1.16	自2009年12月31日或之后的借款人或CREG的审计报表日期以来，未发生针对借款人或其母公司的重大不利变化；

From the audited reports for the December 31, 2009 or any audited report thereafter for the Borrower or CREG, there are no material adverse changes against the Borrower or its parent company.

6.2	上述第6.1款中的声明和保证将在本合同签署后始终有效，并被视为结合当时存在的事实和情形由借款人在发出每一份提款通知当日及每一利息期首日重复做出的声明与保证。

The representations and warranties in  article 6.1 above remain in effect after execution of this contract and are considered as the statements and warranties repeatedly given by the Borrower in combination with the facts and existing circumstances on the date of the issuance of each drawdown notice and on the first date of each interest period.

第七条	承诺及其他约定事项

Article 7 Commitment and Other Covenants

在本合同项下贷款全部清偿完毕之前，借款人向贷款人承诺：

Before the full repayment of the loan under this contract, the Borrower undertakes to the Lender that:

7.1
借款人保证按照本合同规定的用途使用借款，不挪作他用，不用借款进行任何违法活动或政策法规所禁止的活动；特别是，借款人应在本合同项下贷款以及美元融资文件项下的贷款全部提取之后或者约定的提款期届满之后的 15个月之内完成鄂尔多斯余热发电第四期和第五期的建设；The Borrower undertakes to use the proceeds of loan according to this contract, no other use shall be applied, and shall not use the loan for any illegal activities or activities forbidden by applicable laws or regulations. In particular, the Borrower shall complete the construction of phase IV and V of the Erdos TCH waste heat power generation project within 15 months after the full drawdown of the loan under this contract and U.S. dollar financing document or within 15 months after the expiration of the available drawdown period of this contract and U.S. dollar financing document.

7.2
在本合同下贷款尚未全额清偿完毕之前，借款人承诺，一经编制完毕， 但在任何情况下不应迟于其会计年度终了后120天内向贷款人提交相关会计年度的经审计的财务报表；Before the full repayment of the loan, the Borrower undertakes, to provide to the Lender the audited financial statements of the relevant fiscal year immediately upon available, but in no circumstance later than the 120 days after completion of the fiscal year.

7.3	借款人应在每个季度结束后的15天内前向贷款人提供有关财务会计资料以及公司经营状况的材料，该等材料包括不限于上一个季度按中国会计准则编制的资产负债表、利润表、现金流量表、贷款资金支付情况及其报表说明 (包括但不限于对应收账款、其他应收款、存货、固定资产、长短期借款、应付账款等科目的说明)；

Within 15 days following each quarter, the Borrower shall provide the Lender with the relevant financial accounting information and operation materials of the company, such statements include but not limited to the balance sheet, profit and loss account, cash flow statement, statement of use of loan proceeds and such other statements (include but not limited to the statement of the accounts receivable, other receivables, inventory, fixed assets, short term and long term loans, accounts payable) of the ending quarter, all prepared according to Chinese accounting standards.

7.4
应贷款人不时的要求，借款人应及时全面地提供有关其经营、财务状况、业务和前景的资料、文件和记录；Upon the Lender’s request from time to time, the Borrower shall, provide relevant materials, documents and records of its operation, financials, business and prospects timely and in full.

7.5
借款人和贷款人需各自支付针对本合同以及其他融资文件按应在各个司法辖区缴纳的各类税收和政府收费，包括但不限于印花税、营业税以及有关利息收入的所得税； The Borrower and the Lender should pay for its own taxes and government fees in each jurisdictions related to this contract and other financing documents, include but not limited to stamp tax, business tax and income tax of interest income;

7.6
借款人应始终遵守其经营活动中的所有适用法律和法规以及其公司章程，合法经营，并确保其所有业务许可始终保持有效；The Borrower shall always comply with the applicable laws, regulations and its company policies related to its business and make sue all its business licenses/permits are valid at all time.

7.7
确保借款人在本合同项下的义务在任何时候与其他的，现有的或是将来的，非担保和非从属性的债务处于至少相同的清偿顺序；Assure the Borrower’s obligation under this contract, at any time, at least rank pari passu  with all its other existing or future unsecured and unsubordinated debt.

7.8	确保借款人始终为CREG的全资子公司；Assure the Borrower will always be a wholly owned subsidiary of CREG;

7.9	为其全部财产和资产向贷款人接受的保险公司投保充足的保险，包括但不限于购买建筑工程一切险、机器设备损害险及第三者责任险 (投保金额需不低于物业的重置价值，并随时物业价值的增加而增加)，未经贷款人同意，不得修改或是取消相关保险单，并促使相关保险公司不会在未事先书面通知而终止保险单，并承诺向贷款人提供全部保险单的复印件，并附上支付保险费的付款凭证；

The Borrower shall purchase sufficient insurance for all its properties and assets with the insurance company acceptable to the Lender, including but not limited to all construction risk insurance, machinery equipment damage insurance and third party liability insurance (the insured amount should be no less than the replacement value of the property and shall increase with the property value).  Without the consent from the Lender, it may not modify or cancel any insurance policy, and it shall request the insurance company not to terminate the insurance without prior written notice, and promise to provide copies of all insurance policies to the Lender along with the proof of payment of insurance premium.

7.10	当借款人有能力提供更有利于保证债权实现的担保方式时，应贷款人要求时，就其在本合同项下的清偿债务向贷款人提供的进一步的担保；

When the Borrower has the ability to provide such security that might further facilitate the Lender to realize its claim under this contract, upon the Lender’s request, the Borrower should provided further security to the Lender with respect to its repayment obligations under this contract.

7.11	未经贷款人事先书面同意，借款人不得在其任何收入或资产设定以第三方为受益人的担保权利，或允许其任何收入或资产上被设定任何担保权利，本合同签订前借款人已向贷款人如实披露的担保除外；

Without the prior written consent of the Lender, the Borrower shall not create any security rights on its income or assets in favor of any third party or allow any of security rights to be created on its income or assets, except for those have been disclosed to the Lender prior to the execution of this contract,

7.12
未经贷款人事先书面同意，借款人不得对其资产进行处分，除非：(i)该等处分安排为其正常的业务活动所需，并可以取得公允的市场对价；或(ii)处分资产的收益将用来购买一项新的资产用以 直接取代被处分的资产；Without the Lender’s prior written consent, the Borrower shall not dispose of its assets, unless: (1) such disposal arrangement is conducted in normal course of its business, and receives fair market considerations, or (2) proceeds from disposal of such assets will be used to purchase new asset to directly replace the disposed one.

7.13
未经贷款人事先书面同意，借款人不得改变或试图改变其现时从事的经营活动。如果借款人被动地发生相关变化，则借款人应在得知相关情况后立即，但在任何情况下不得迟于得知相关情况后的三个营业日，通知贷款人；Withou t the Lender’s prior written consent, the Borrower shall not change or try to change its present business activities. If such change is not by the Borrower’s choice, it shall immediately inform the Lender of such change upon becoming aware of such situation, but in no circumstance later than 3 business days upon becoming aware of such situation;

7.14
未经贷款人事先书面同意，借款人不得与任何其他人合并或并入其他人之中或订立合资经营或合伙经营协议，进行重大的收购或投资行为。如果借款人被动地发生相关变化，则借款人应在得知相关情况后立即，但在任何情况 下不得迟于得知相关情况后的三个营业日，通知贷款人；Without the Lender’s prior written consent, the Borrower shall not merger with or into any other party or enter into joint venture or partnership agreement with other party, or conduct major acquisition or investment. If such change is not by the Borrower’s choice, it shall immediately inform the Lender of such change upon becoming aware of such situation, but in no circumstance it should be later than 3 business days upon becoming aware of such situation;

7.15	未经贷款人事先书面同意，借款人或CREG不应向其股东进行分红Without the Lender’s prior written consent, the Borrower or CREG shall not make distribution of dividends to its shareholders.

7.16
借款人须在被要求后支付因以下事项发生的全部开支(包括，但不限于律师费、评估费或帐目或其他实际开支)：The Borrower should pay the following expenditures upon the Lender’s request (including but not limited to legal fees, assessment fees, accounting or any other actual expenses)

(a)
贷款人在本合同及融资文件或融资文件中要求的现在的或今后的其他文件的谈判、准备、和签署过程中发生的实际开支,贷款人就本合同以及其他融资文件的谈判、起草、签字所发生的律师费以及评估费，在 15万美元的限度内，由借款人承担；The actual expenditures required during the negotiation, preparation and execution of this contract, financing documents or current or future other documents required in the financing document by the Lender. The Borrower shall assume the legal fees and evaluation fees of the Lender regarding to the negotiation, drafting and execution of this contract and other financing documents within the limit of U.S. $150,000;

(b)	贷款人在就本合同做出任何解除、弃权、或同意或修改变更中发生的开支；Any expenditures occurred to the Lender in connection with the termination, waiver, or consent or change of this contract;

(c)
贷款人在强制执行其任何权利、或为从借款人或其他人处取得其在融资文件项下的任何应得款项或为之提起诉讼或调查可能的违约事件中发生的开支(包括，但不限于，律师费、评估费或帐目费用), 但是贷款人在相关法律程序中的请求未获得司法机关的支持的情况下除外；及 Any expenditures (including but not limited to legal fees, evaluation fees or accounting fees) occur to the Lender in respect of enforcement of its rights, or collection of any payment under the financing documents from the Borrower or any other persons or to file the lawsuit, or to investigate possible breach of the contract, except for the requests of the Lender are not supported by the judicial system in such legal proceeding;

(d)	在办理相关融资文件的登记备案手续过程中发生的应由贷款人或借款人支付的各种费用。Any fees occurred in the process of registration and filing of related financing documents that paid by the Lender or the Borrower.

7.17
借款人在本合同项下应支付的所有款项均应按时足额支付，不应附带任何抵销、索赔或限制，且不应存在任何性质的税费减扣或预扣。All the payment by the Borrower under this contract should to be made in time and in full, without any off-set, claim or restraint, nor any deduction or withholding of the taxes in any nature.

7.18
贷款人可以随时以其认为合理的方式检查、监督借款的使用，了解借款人的计划执行、经营管理、财务活动、物资库存、重大交易合同等情况。借款人必须积极配合贷款人对贷款使用情况和借款人经营情况所进行的监督，根 据贷款人的要求提供相关资料。The Lender shall have the right to, at any time, in the manner that it believes to be reasonable, examine and supervise the use of the loan, understand the execution of the plan, operation management, financial activities, inventory and material contracts of the Borrower. The Borrower shall cooperate actively with the Lender’s supervision on the use of the loan and the Borrower’s business operation and provide relevant material upon the Lender’s request.

7.19
借款人将按照贷款人的要求提供鄂尔多斯余热发电项目建设和运营情况的相关材料，该等材料包括但不限于： The Borrower shall provide the documents about the construction and operation of Erdos TCH waste heat power generation project upon the Lender’s request, such documents shall include but not limited to:

7.19.1 余热发电项目工程建设的整体规划进度报告；The development report on overall planning of the construction of waste heat power generation project;

7.19.2 余热发电项目工程公开招标的档案记录；Records of public bidding for the construction of the waste heat power generation project;

7.19.3 余热发电项目的监理公司审定的月形象进度；Monthly progress verified by the supervision company of the waste heat power generation project;

7.19.4 余热发电项目工程建设的月度报告；Monthly report on the construction of the waste heat power generation project;

7.19.5 余热发电站月度运营总结报告；Monthly summary report of the operation of the waste heat power generation station;

7.19.6 余热发电站月度工作简报；Monthly brief working report of the waste heat power generation station;

7.19.7 余热发电站月度运营发电量及相关的付款方付款情况的报告；Monthly report of operating electricity generating amount and related electricity payment status of the waste heat power generation station;

7.19.8 余热发电项目后续工程资金的到位和工程进展情况。Status on the follow-up funding for and progress of the waste heat power generation project.

7.20
借款人应根据贷款人的要求及时完成担保文件的登记备案手续。对于借款人即将其拥有的余热发电项目第四期和第五期工程的相关设备的抵押手续，应于其取得该等设备所有权的五个营业日内提交办理该项资产的抵押登记的 所有文件，并尽最大努力在取得该等设备所有权后的一个月内办理完成该项资产的抵押登记，并将抵押登记权证明提交给贷款人。The Borrower shall timely complete the registration and filing process for the security documents upon the Lender’s requirement. For the mortgage over the equipments of phase IV and V of the waste heat power generation project of the Borrower, it shall submit all required documents for the mortgage registration of the said assets within 5 business days of obtaining the ownership of the equipments, and shall try its best to complete such lien registration process within one month after obtaining the ownership of the equipments and submit the certification of the registration to the Lender.

7.21
借款人保证在未作出经贷款人书面同意的贷款债权保全措施，不进行解散、清算、实质增加债务融资、设立子公司及其他任何影响贷款人权益的行为。The Borrower promises, before taking security measures on the loan debt that is approved by the Lender in writing, it will not take any actions of dissolution, liquidation, material increase of its debt, establishment of subsidiaries or any other activities that may adversely affect the rights and interests of the Lender.

7.22
借款人保证不违反正常的偿还次序而优先清偿其他贷款，且现在和将来不签署任何致使本合同项下的贷款处于从属地位的合同，协议或其他法律文件。The Borrower promises that it will not breach the normal priority order to make repayment of other loans first, and will not sign any contract, agreement or legal documents at present or in the future which would put the loan under this contract subordinate to other loans.

7.23
在发生下述任何事项后，借款人应及时，但在任何情况下应在相关情况发生后的三个营业日内，全面地将相关情况向贷款人做出书面通报：If any of the following event happens, the Borrower shall timely report the related situation to the Lender in full and in writing within 3 business days after event occurs.

7.23.1
其在任何合同项下发生任何违约事件或将要发生的违约事件，而且，一旦发生违约事件，借款人要说明其性质和持续时间，并要说明已经采取过何种行动或将要采取何种措施；Any event of breach or potential of breach under any contract, furthermore, once the breach occurs, the Borrower shall state the nature and lasting time of the event and actions or measures that have been taken or will be taken by the Borrower;

7.23.2
发生针对其或其任何重要资产涉及任何诉讼程序或仲裁程序、强制执行、查封、扣押或类似措施，或发生可能导致涉及该等程序或措施的事件或情形时，除应报告相关情况外，借款人还应详细列明对其已构成的或可能构成的 影响以及已采取或计划采取等补救措施； Any litigation or arbitration procedure, enforcement actions, distrainment, detention or similar measures against the Borrower or its important assets, or any event or situation that could cause such procedures or measures, besides reporting the related event, the Borrower should list its impact or potentially impact and the  remedy measures that have been taken or it plans to take;

7.23.3	借款人因经济活动而与第三人发生经济纠纷或发生影响借款人正常开展经营活动的事宜； The Borrower has the disputes with any third party due to business or the event that has impact on the normal business operation of the Borrower;

7.23.4	借款人未能及时落实因项目超支导致资金短缺或由于其他原因造成的资金短缺； The Borrower fails to timely make up any shortfall in capital caused by cost overrun or otherwise;

7.23.5
其任何资产或收入之上被设置担保权利，或其发觉，以其合理的判断，有可能对其业务产生重大不利影响的事件(包括但不限于任何第三方的索赔或责任)；Any security interest is created over any assets or income of the Borrower or the Borrower finds out or at its reasonable judgment that there may be some events that will have major adverse impact on its business (including but not limited to the third party’s claim or liability);

7.23.6	任何可能会使借款人业务、资本及财产状况发生重大不利变化的严重事件； Any material event that might have material adverse impact on the business, capital and property of the Borrower;

7.23.7
借款人需更换法定代表人、授权代表、变更通讯地址、事业单位名称，或在财务、人事方面发生重大变化、对借款人的章程、事业单位法人证书作出修改。Any changes of the legal representative, duly authorized representatives, postal address or company name, or any material changes of its financial and human resource personnel which will require the changes of the bylaw or Legal Entity Certificate of the Borrower.

7.24
借款人在向任何机构进行融资之前，需将融资方案提交贷款人审阅，并征得贷款人的同意。Before taking on any financing with any other entity, the Borrower should submit the financing plan to the Lender for review and obtain the approval from the Lender.

第八条	违约事件

Article 8  Event of Default

下列任一事件均构成借款人对本合同的违约：Any of the following events shall constitute an event of default of the Borrower under this Contract:

8.1
借款人未能在本合同签署之后的三个月内办理完成第2.4款所规定的首次提款的各项先决条件，或未能在本合同签署之后的一年内办理完成第2.5款所规定的第二次提款的各项 先决条件，但是如果借款人未能按时完成提款先决条件确因借款人无法控制的客观原因所致或借款人对于未能按时完成提款先决条件并无过错的，不就视为借款人违约，贷款人应当根据情况给予豁免或同意借款人延期完成相关先决条件；或 The Borrower fails to complete the conditions precedent required for the initial drawdown in accordance with article 2.4 within 3 months after the execution of this contract, or fails to complete conditions precedent required for the second  drawdown in article 2.5 within 1 year upon execution of this contract. However, if the failure is due to objective causes beyond the Borrower’s control or not due to the Borrower’s fault, it shall not be considered as a breach by the Borrower, and the Lender shall grant exemption or permit the Borrower to extend the process to complete the conditions precedent.

8.2	借款人未能在到期日按照本合同规定的方式支付任何本合同规定应由其支付的任何到期款项或应付款项；或The Borrower fails to make any payment due and payables on the due date;

8.3
借款人在本合同项下或任何担保人在相关担保文件项下所作出的任何一项陈述或保证是不正确的、不真实的、具有误导性的、已被违背，或该项陈述或保证被证明在其作出时或被视为作出时是不正确的、不真实的、具有误导 性的、已被违背，或现在变得不正确或具有误导性的；或 Any representation or warranty by the Borrower under this contract or by the relevant securing party under related security documents is incorrect, untrue, misleading, or has been breached, or such representation or warranty has been proved to be incorrect, untrue, misleading, breached at the time when it is given or deemed as being given, or now becomes incorrect and misleading;

8.4
借款人或任何担保人未能在提款后及时办理新增设备的抵押登记备案手续，并将登记备案证明文件及时提交贷款人，因贷款人无合理理由导致抵押登记迟延的，不视为借款人或担保人违约；The Borrower or any securing party fails to timely apply for the mortgage registration for the new equipment after the drawdown and to submit the registration filing proof documents to the Lender. If any delay of mortgage registration is caused by the Lender for no good reasons, then it shall not be deemed as the breach of the Borrower;

8.5
本合同或任何融资文件或担保文件或其任何条款不是或不再是充分合法有效的，或借款人、CREG或其集团内的任何公司或任何关联公司或有关联的第三人就任何融资文件的任何条款的有效性或可执行性提出的 抗辩并且经过司法机关确认；或， This contract, or any financing documents, security documents or any clauses hereof and thereof is not or is no longer being fully valid, or the validity or enforceability of any clause of the financing documents has been challenged by the Borrower, CREG or its subsidiary or its affiliated company and such challenge has been affirmed by the judicial system; or

8.6
借款人、任何担保人(包括但不限于CREG及其集团内的任何子公司或库国华先生本人)的任何其他协议项下的债务到期未付，或任何该等债务在规定到期之前被宣布为提前到 期的；或The Borrower, any securing party (including but not limited to CREG or its subsidiary or Mr. Ku Guohua) fails to pay its debt under any other agreement upon the same becomes due and payable, or any of such debt is declared to be accelerated before its maturity date;

8.7
借款人、CREG或其集团内的任何子公司或库国华先生或库国华先生控股的任何其他公司出现资不抵债情况，或在其债务到期时无力偿还或承认无力偿还其任何债务；或与其债权人开始就其不能到期偿还的全部 或部分到期应付未付的债务进行全面重新调整或重新安排的谈判；或进入债务和解或重整程序；或CREG或其任何子公司的全部或主要产业或资产被指定了破产管理人或类似人士，或进入类似法律程序；或The Borrower, CREG or any subsidiary of the group, or Mr. Ku Guohua or any other companies controlled by Mr. Ku is insolvent, or is unable to pay for its debt when due or admits it is unable to pay any of its debt; or has started the negotiations of a general reorganization   or restructure of all or partial of its unpaid overdue indebtedness; or enter into debt reconciliation or reorganization proceeding; or all or partial of the business or assets of CREG or any of its subsidiaries are appointed to a bankruptcy administrator or the similar person, or enter into a similar legal proceedings;

8.8
借款人、CREG或其集团内的任何子公司或库国华先生或库国华先生控股的任何其他公司的任何重要资产已涉及任何强制执行、查封、扣押、留置、监管措施或类似措施，或被任何政府的权力机构国有化、没收 或强制征收；或Any material asset of the Borrower, CREG or its subsidiary, or  Mr. Ku Guohua or any other companies controlled by Mr. Ku has been involved in any enforcement action, distrainment, detention, property preservation, supervision measures or similar measures; or has been in nationalization, confiscation or mandatory expropriation by the government;

8.9	借款人未实质性地遵守或履行其在本合同下的任何一项承诺；或The Borrower failed to substantially comply with or implement any of its covenants under this contract;

8.10
因为法律的变化或任何政府部门的行政命令，致使借款人的业务状况或其任何重要资产发生重大不利变化或发生可能导致重大不利变化的事件或情形，而该等变化、事件或情形被贷款人合理地认为已对或可能对借款人在本合 同项下的偿债能力构成重大不利变化；或 Due to the changes of the laws or any administrative orders of the government, any material adverse change occurred to the business condition or material assets of the Borrower or the event or situation that might cause material adverse change has occurred, and such changes, events or situations have been reasonably considered by the Lender as to have or might have material adverse change on the Borrower’s ability of repayment under this contract;

8.11	借款方、CREG或其集团内的任何子公司中止、停止或声称要中止或停止其业务活动；或 The Borrower, CREG or its subsidiary suspends, stops or claims to suspend or stop its business;

8.12
未经贷款人事先书面同意，借款人、CREG或其集团内的任何子公司回赎其任何股份，回购其任何股份或以其他方式减少其发行股本；Without the Lender’s prior written approval, the Borrower, CREG or its subsidiary redeems, buys back its shares or otherwise reduces its outstanding shares.

8.13
借款人违反第七条的任何规定的，或相关担保人违反其在相关担保文件项下的任何规定的，并且如果在贷款人看来该项违约是可以补救的，但是相关当事方却未能在委托方发出要求纠正该项违约行为的通知后的15 个营业日或贷款人同意的其他期限内得以补救；或 The Borrower breaches article 7, or any securing party breaches the requirements of the relevant security documents, and if such breach is remediable according to the Lender, however, the related party fails to cure the breach within 15 business days upon the Lender’s notice or in other remedy period agreed by the Lender;

8.14	借款人未能根据第10条的规定在指定的期限内追加令贷款人满意的担保措施的；或 The Borrower fails to provide further security satisfactory to the Lender within the specified time of the article 10；

8.15
借款人、CREG或其集团内的任何子公司按贷款人可以接受的方式经营或继续经营所需的任何批准、授权、专利许可或政府许可被取消、撤销、终止、或改变或被附加以贷款人不能接受的条件；或Any approval, authorization, patent licensing or governmental permit required for the business of the Borrower, CREG or its subsidiary to operate or continue to operate and are acceptable to the Lender has been cancelled, revoked, terminated, changed or added additional conditions that are unacceptable to the Lender;

8.16
发生其他导致借款人履行其在本合同项下的义务或任何担保人履行其各自在相关担保文件项下的义务的能力产生严重不利变化的其他任何事件；或 Other events occurred which cause material adverse effect to the Borrower’s ability to perform its obligations under this contract or the ability of any securing party to perform its respective obligations under related security documents;

8.17	任何美元融资文件项下发生任何违约事件。 Any breaching event under any U.S. dollar financing documents.

第九条	违约处理

Article 9  Treatment of Default

9.1
本合同第八条所列违约情况之一项或数项出现时，贷款人可单方面无条件采取下列一种或数种措施进行处理，在此情况下，借款人同意无条件放弃抗辩权，并应补偿因其违约对贷款人造成的一切损失：Upon the occurrence of one or several of the defaults in article 8 of this contract, the Lender may unilaterally and unconditionally take one or several actions listed below to handle such breach, under such situation, the Borrower agrees unconditionally waive its right to rebuttal and agrees to indemnify all losses of the Lender caused by its default:

9.1.1
终止发放未提取贷款，宣布本合同项下贷款本金立即提前到期，提前收回部分或全部已发放的贷款，所欠利息及应付款项结清，并通过各种形式向借款人立即追索；Stop providing the undrawn loan, declare the loan principal under this contract due immediately,  recover all or part of the outstanding loan, settle all the interest and money owed, and take on other actions against the Borrower;

9.1.2
本合同有效期内，若借款人未经贷款人书面同意而擅自将本合同项下的任何贷款用于第2.2款及各份《信托贷款资金用途明细单》所规定以外的用途，则借款人擅自挪用之日起，根据借款人的挪用金额和实际 挪用天数，按本合同第3.1款所规定的利率基础上上浮100%计收罚息，直到清偿本息为止；During the term of this Contract, if the Borrower uses the loan for the purpose other than as specified in article 2.2 and in each of Detailed Use List of Trust Loan Fund without the written consent from the Lender, from the date of such unauthorized use of the fund, the Borrower shall pay for a default interest, based upon the misused amount, number of days of such use, with an 100% higher than the interest rate in article 3.1, until the repayment of the principal and interest.

9.1.3
在本合同贷款期限内，借款人未按照本合同规定的期限支付的利息，应自逾期之日起对逾期应付未付的利息按本合同第3.1款所规定的利率向贷款人支付复利；贷款逾期后，对于借款人未按时支付的利 息按照本合同第3.1条所规定的利率基础上上浮50%向贷款人支付复利；During the term of the loan, if the Borrower fails to pay interest due according to this contract, it shall pay for a compound interest from the due date for that interest payment pursuant to the interest rate stipulated in article 3.1 of this contract; after the loan is due, for the interest not be paid on time, the Borrower should pay the Lender a compound interest rate with a 50% higher than rate under 3.1 of this contract;

9.1.4
对逾期贷款或贷款人宣布立即到期的贷款，借款人应自逾期或宣布到期之日起至全部贷款本息完全清偿完毕之日止对逾期贷款按本合同第3.1款所规定的利率基础上上浮50%向贷款人支 付罚息；贷款人根据第9.1.2款至第9.1.4款向借款人计收罚息并不影响贷款人在本合同项下的任何其他权利；For the overdue loan or the loan that the Lender declares immediately due, the Borrower shall pay for a penalty interest for the overdue loan with the rate of a 50% higher than the interest rate stipulated in article 3.1 in this contract from the due or declare due date to the date when such loan is completed repaid; the Lender’s charge of the default interest from article 9.1.2 to 9.1.4 shall not affect its other rights hereunder;

9.1.5
在根据第3.4款规定适用18%利率的情况下，本协议第9.1.2款至9.1.4款所规定的罚息利率和复利利率的上浮比率将调整为在年利率（18%）的基础 上上浮25%。 In the case where the  interest rate of 18% as provided in article 3.4 applies, then the default interest rate and compound interest rate shall be 25% higher than 18% per annum.

9.1.6	取消借款人未提用的贷款； Cancel any undrawn loan;

9.1.7
如果借款人未能及时完成贷款发放条件，导致借款人未使用全部或部分贷款的，借款人仍应当按照本合同的规定金额支付利息，如同该部分贷款已经提取一样，但贷款人根据第Error! Reference source not found.款规定给予豁免或同意延期的情况除外；If the Borrower fails to satisfy all the condition precedent for the drawdown of the loan  in time and as a result, the Borrower would not be able to use all or part of the loan, the Borrower shall still pay the interest of this contract, as if the loan had been drawn, unless otherwise exempted or postponed by the Lender in accordance with Article 8.1

9.1.8	要求借款人另行提供经贷款人书面认可的担保；以及Request the Borrower to provide other security that is agreed by the Lender in writing;

9.1.9	法律允许的其他必要措施。Other necessary measures allowed by the laws.

第十条	还款的保障措施

Article 10   Measures for Securing the Repayment

10.1	对本合同项下的贷款本金、利息以及其他应付款项，借款人向贷款人提供如下担保措施：For the loan principal, interest and other payable dues, the Borrower provides the Lender with the following payment security measures:

10.1.1
上海天可华能源科技有限公司就借款人在本合同项下的全部义务向贷款人提供无条件且不可撤销的连带责任保证；Shanghai TCH Energy Technology Co., Ltd provides the Lender with an unconditional and irrevocable guarantee with joint and several liabilities for all of the Borrower’s obligations hereunder;

10.1.2	由借款人以其持有的内蒙古鄂尔多斯天可华节能发展有限公司80%股权向贷款人提供股权质押担保；The Borrower pledges its 80% equity in Erdos TCH as a security to the Lender;

10.1.3
库国华先生就借款人在本合同项下的全部义务向贷款人提供无条件且不可撤销的连带责任保证；以及 Mr. Ku Guohua provide the Lender with an unconditional and irrevocable guarantee with joint and several liabilities for all of the Borrower’s obligations hereunder;

10.1.4	由内蒙古鄂尔多斯天可华节能发展有限公司以其拥有的余热发电项目第四期工程和第五期工程的相关设备抵押给贷款人；The Erdos TCH mortgages its equipment for phase IV and V of the waste heat power generation project in favor of the Lender;

10.1.5
由内蒙古鄂尔多斯天可华节能发展有限公司将其余热发电项目第四期和第五期的所有应收账款(包括该应收账款的相关权利、利益、追索权等)质押给贷款人，作为其履行本合同项下的全部 义务的担保； The Erdos TCH uses its accounts receivable (including its rights, benefits and right of recourse) of phase IV and V of the waste heat power generation project as pledge to the Lender as the security for the Borrower’s performance of all its obligations under this contract;

10.2	借款人同意将根据贷款人的要求不时提供其他令贷款人满意的担保措施。The Borrower agrees from time to time to provide other security measures satisfactory to the Lender upon its request.

10.3
在下列条件同时满足的情况下，贷款人同意其将只保留（i）内蒙古鄂尔多斯天可华节能发展有限公司余热发电项目第五期工程相关设备的抵押，以及（ii）内蒙古鄂尔多斯天可华节能发展 有限公司余热发电项目第五期的所有应收账款的质押，而解除本合同项下的其他担保权利：Upon the satisfaction of the following conditions, the Lender agrees that it will only retain (i) lien on the equipment of phase V of the waste heat power generation project of Erdos TCH and (ii) a pledge on accounts receivable of the phase V of the waste heat power generation project of Erdos TCH; and agrees to release other guarantees under this contract;

（a）	CREG的股价连续三个月的平均成交价达到或超过4.92美元；Average trading price of CREG’s share is at or above $4.92 dollars for three consecutive months;

（b）	本合同项下首次提款后满一年；并且 One year has passed after the first draw-down, and

（c）
库国华先生就本合同及其他融资文件提供的股权质押担保涵盖累计不低于900万股的CREG普通股股权质押。Mr. Ku Guohua pledges in favor of the Lender with respect to the Borrower’s obligations hereunder and under other financing documents involve no less than 9 million common shares of CREG.

10.4
在贷款人根据前述第10.3款规定解除相关担保权利之后，则借款人应在贷款人书面指定的期间内补充提供令贷款人满意的其他担保措施；After the Lender releases any security pursuant to article 10.3, the Borrower shall provide other satisfactory security to the Lender within the required time upon the Lender’s written requirement.

（a）CREG的股价持续一个月低于4.92美元；或者 CREG stock trading price is continuously traded less than 4.92 dollars for a month, or

（b）在解除相关担保权利当年的经审计的完整年度财务报表编制完成之后，按该报表计算的CREG的市盈率高于12倍， For the year during which certain security is released, according to its audited financial statements for the complete fiscal year, CREG’s P/E ratio in the financial statement is higher than 12 times;

       则借款人应按贷款人要求追加与内蒙古鄂尔多斯天可华节能发展有限公司余热发电项目第四期工程相关设备的抵押及所有应收账款相同类型且价值相当的补充担保。Then upon the Lender’s request, the Borrower shall add additional mortgage over equipments and accounts receivable similar to and in value equivalent to those of phase IV of the waste heat power generation project of Erdos TCH.

第十一条	合同的补充、变更和转让

Article 11  Supplement, change and assignment of the Contract

11.1
本合同未尽事宜，合同双方可以另行协商签订补充协议。补充协议作为本合同的附件构成本合同的组成部分，与本合同具有同等法律效力。For any outstanding issues of this Contract, the parties could reach supplemental agreement through negotiation. The supplemental agreement will be an appendix and an integral part of this Contract and has the same legal effect of this Contract.

11.2
若本合同规定违反国家相关法律、法规，在保证贷款人贷款安全和效益的前提下，合同双方应及时签订补充协议予以完善，但无论双方是否最终签署补充协议，贷款人都保留提前贷款到期日和立即对借款人进行追索的权利。 If this Contract violates the laws and regulations, in the premise of guaranteeing the safety and beneficiary of the loan, the parties shall promptly enter into supplement agreement to improve this Contract. However, no matter whether the supplement agreement is signed or not, the Lender shall reserve the rights to accelerate the maturity date of the loan and make recourse to the Borrower immediately;

11.3
本合同生效后，合同条款的变更必须经双方及有关第三方协商一致，并依照法律的规定办理好有关本合同及相关文件的批准、登记、备案手续。Upon the effect of this Contract,  any change of the terms of this Contract shall be made upon the agreement among the parties and any related third party and shall complete any approval, registration and filing process of this Contract and its related documents according to the laws;

11.4	借款人不得转让其在本合同项下的任何权利和义务。The Borrower shall not assign any of its rights or obligations under this contract;

11.5
在本合同有效期内，贷款人在提前十个营业日书面通知借款人后，可以向他方转让贷款人在本合同项下的权利，而无需借款人的事先同意，但应在转让发生后尽快书面通知借款人。During the term of this Contract, upon a 10 business day prior written notice to the Borrower, the Lender can assign its rights under this contract to the other party without the Borrower’s prior approval; But the Lender should inform the Borrower as soon as possible in writing after the assignment.

11.6
为进行上述转让，转让方和受让方应另行签署书面转让文件，受让方还应与借款人另行签署贷款合同及有关还款保障措施所要求的其他全部有关文件，并相应办理贷款合同及其他文件所需的各类批准、登记、备案手续。借款 人有义务无条件配合转让方和受让方完成相关全部手续。For the above assignment, the assignor and the assignee shall separately sign the written assignment document, the assignee and the Borrower shall separately sign the Loan Contract and all other relevant documents required by the repayment securing measures and apply for approval, registration and filing required by the Loan Contract and other documents.  The Borrower has the obligations to unconditionally cooperate with the assignor and the assignee to complete all the process.

第十二条	通知事项

Article 12  Notification

12.1
本合同双方地址见合同首页。任何一方地址如有变更，应提前十五日书面通知对方。The addresses of the parties are at the first page of this Contract. Any changes of the address of each party, the party shall inform the other party with a 15 day prior written notice.

12.2	合同双方以挂号信、传真、特快专递的方式发送通知。通知在下列日期视为送达：The parties shall sent notices through registered mail, fax or courier. The notices shall be deemed as delivered on the following dates:

12.2.1	由挂号信邮递，发出通知一方持有的挂号信回执所示日；If by registered mail, upon the date of the return receipt of the registered mail;

12.2.2	由传真传送，收到回复码或成功发送确认条的情况下第一个营业日；If by fax, the first business day of the receipt of the reply code or successfully sent confirmation slip;

12.2.3	由特快专递发送，被通知方签收的当日。If by courier, the date of the signature of the notified party upon receiving.

第十三条	其他事项

Article 13   Miscellaneous

13.1
本合同经双方加盖公章及双方代表人或授权代表签字后生效，贷款本金、利息、罚息和其他一切应付费用全部归还后自动终止。This Contract shall take effect upon affixing their company seals by the parties and the signatures of the legal representatives or duly authorized representatives of the parties, and shall automatically terminate upon the full repayment of the loan principal, interest and interest penalty and other fees payable;

13.2
本合同的订立、生效、履行、解释、修改和终止等事项均适用中华人民共和国现行有效的法律、行政法规、规章、司法解释及相关规定。The execution, effectiveness, implementation, interpretation, amendment and termination of this Contract shall be governed by the existing effective laws, administrative regulations, judicial interpretation and relevant regulations of China.

13.3
执行本合同发生争议，由双方协商解决。协商不成，任何一方均可向贷款人住所地有管辖权的人民法院起诉；Any disputes arising from the implementation of this Contract shall be settled through negotiation between the parties.  If the negotiation fails, any party has the right to bring the dispute to the competent people’s court where the Lender locates.

13.4
本合同所规定或要求的有关还款保障措施的文件、借款申请书、不可撤销贷款使用通知书，以及借款人或贷款人提供的其他相关文件、资料均为本合同不可分割的组成部分。The repayment securing measure documents, loan application letter, irrevocable loan use notice that required or stipulated in this Contract and other related documents and the materials provided by the Lender or the Borrower are an integral part of this Contract.

13.5	本合同正本一式陆份，合同双方各执贰份，其余用于办理相关手续。The original copy of this Contract shall be in six copies, each party shall hold two copies, the rest shall be used for the relevant registrations.

13.6	本合同于2010年［8］月［18］日在北京市西城区签署。This Contract is executed in Xicheng District, Beijing on 18th August, 2010.

《资金信托贷款合同》签字页

Signatures Page of Capital Trust Loan Contract

(本页以下无正文)

(the rest of this page intentionally left blank)

(本页包含合同的签署内容，是编号为2010金谷信托贷款字第2-1号的《资金信托贷款合同》不可分割的组成部分。本页所包含的签署内容用于且仅用于贷款人中国金谷国际信托有限责任 公司与借款人西安天可华能源科技有限公司签
订《资金信托贷款合同》。)
(This page contains the signatures of this contract and is an integral part of Capital Trust Loan Contract (Jin Gu Trust (2010) No. 2-1). The signatures on this page are used and can only be used on the execution of Capital Trust Loan Contract by and between China Jin’gu International Trust Co., Ltd. as the Lender and Xi’an TCH Energy Technology Co., Ltd. as the Borrower.)

借款人(公章)：西安天可华能源科技有限公司

法定代表人或授权代表(签字)

The Borrower (corporate stamp) : Xi’an TCH Energy Technology Co., Ltd.
Legal Representative or Duly Authorized Proxy (signature)

贷款人(公章)：中国金谷国际信托有限责任公司

The Lender (corporate stamp): China Jin’gu International Trust Co., Ltd

法定代表人或授权代表(签字)

Legal Representative or Duly Authorized Proxy (signature)

附件一Annex I

信托贷款资金用途明细单Detailed Use List of Trust Loan Fund

中国金谷国际信托有限责任公司：

根据我公司与贵公司签订的《资金信托贷款合同》的约定，我公司将按照信托计划资金的运用方式将信托计划资金全部运用于［*］，具体用途如下：

To: China Jin’gu International Trust Co., Ltd.
Per Capital Trust Loan Contract by and between your company and us, we will use entire capital under trust fund plan to [*] as per capital utilization method of the trust plan; detail of the utilization is as follows:

1、	设计和勘查：人民币［*］元(大写［*］元)

2、	土建工程：人民币［*］元(大写［*］元)

3、	设备采购和安装：人民币［*］元(大写［*］元)

4、	日常经营资金：人民币［*］元(大写［*］元)

1.  Design and survey: ￥  ********
2.  Civil engineering and construction: ￥  *******
3.  Equipment procurement and installation: ￥ *******
4.  Daily operating cost: ￥ *******

我公司保证履行《资金信托贷款合同》中资金用途的义务，并承担违约造成的全部责任。We promise to comply the obligations of the capital utilization specified in Capital Trust Loan Contract and will assume all liabilities if breach.

借款人：(公章)西安天可华能源科技有限公司

法定代表人或授权代表签字

日期：2010年［*］月［*］日

The Borrower: (corporate stamp)：Xi’an TCH Energy Technology Co., Ltd.

Legal Representative or Duly Authorized Proxy (Signature): ***

Date:  [ ](month) [  ](day), 2010

附件二Annex II

不可撤销提款通知书Irrevocable Loan Drawdown Notice

中国金谷国际信托有限责任公司：

根据以贵公司为贷款人与作为借款人的本公司于2010年［8］月［18］日所签署的《资金信托贷款合同》(合同编号：金谷信（2010）第2-1 号)(以下称“贷款合同”)之规定，本公司特向贵公司提交本不可撤销提款通知书。贷款合同中的定义在本不可撤销提款通知书中具有同样的含义。

To: China Jin’gu International Trust Co., Ltd.
Per Capital Trust Loan Contract (Jin Gu Trust (2010) No. 2-1) on 18th August, 2010, in which your company as the Lender and the undersigned company as the Borrower (hereinafter “Loan Contract”), we hereby deliver this irrevocable loan drawdown notice to your company. The definitions in the Loan Contract have the same meaning in this irrevocable loan drawdown notice.

提款是根据贷款合同规定的条款和条件所作出的，请贵公司于［2010］年［*］月［*］日将贷款人民币［50,000,000］元，(大写：［伍仟万 元整］)划入本公司在指定银行开立的下述人民币贷款账户： This loan drawdown is based on the terms and conditions specified in the Loan Contract, and please transfer the loan at amount of ￥ RMB 50,000,000 to the undersigned company’s designated Chinese Yuan loan account as follows on [  ](month) [  ](day), 2010:

账户名称：西安天可华能源科技有限公司
Account name: Xi’an TCH Energy Technology Co., Ltd. :
银行账号：Account number: ******
开户银行：Account bank:  *****

在提交本不可撤销提款通知书时，本公司特在此作出如下确认：The company hereby confirms the following matters upon the delivery of this irrevocable loan drawdown notice:

1、	提款全部用于贷款合同所规定的贷款用途；All capital withdrawn shall be used to the usage of the loan specified in the Loan Contract;

2、
本公司在贷款合同项下所做出的陈述与保证依然准确、真实、完整、有效；The undersigned company guarantees that the representations and warranties made by the undersigned company in the Loan Contract are still accurate, authentic, intact and effective;

3、	无任何一贷款合同所规定的违约事件已经发生或正在发生，提款也不会导致该等违约事件的发生；No breaches specified in the Loan Contract has occurred or is currently occurring, and the drawdown of the loan will not cause such breach either;

4、
如我公司在提款日前仍未提款或未提清所有贷款金额，本公司愿意承担贷款合同中所约定的违约责任。Should the undersigned company fail to withdraw the loan or withdraw the loan in full amount prior to the drawdown date, the undersigned company will undertake the liabilities for breach specified in the Loan Contract.

借款人：(公章) The Borrower: (corporate stamp)

法定代表人或授权代表签字

日期：［*］年［*］月［*］日

Legal Representative or Duly Authorized Proxy (Signature):

Date:  [  ](month) [   ](day), [   ](year)

附件三 Annex III

贷款发放确认函Loan Disbursement Confirmation Letter

编号：金谷信（2010）第2-1号 No: Jin’gu Trust (2010) No 2-1

中国金谷国际信托有限责任公司：

根据以贵公司为贷款人与作为借款人的本公司于2010年［8］月［18］日所签署的《资金信托贷款合同》(合同编号：金谷信（2010）第2-1 号)(以下称“贷款合同”)之规定，本公司特就贵公司发放贷款相关事宜向贵公司确认如下：

To: China Jin’gu International Trust Co., Ltd.

Per Capital Trust Loan Contract (Jin’gu Trust (2010) No. 2-1) on August 18, 2010 in which your company as the Lender and the undersigned company as the Borrower (hereinafter “Loan Contract”) , the undersigned company hereby confirms the following matters concerning to the loan disbursement by your company:

1、于出具本《发放贷款确认函》之日，本公司收到了贵公司发放的贷款总金额：人民币［*］元(大写：      )；Upon the date of issuing this Loan Disbursing Confirmation Letter, the undersigned company has received the loan disbursed by your company, at the amounts of: ￥ *******   ;

2、上述贷款总金额所对应的明细贷款金额、贷款利率及还款日如下表：The sum of the aforementioned loan corresponds to the detailed loan amount break down list, loan interest rate and repayment dates specified in the following sheet:

3、上述贷款的起息日为［*］年［*］月［*］日。The interest date of the aforementioned loan start from [   ](month) [  ](day),  [  ](year).

4、贷款合同中的定义在本《发放贷款确认函》中具有同样的含义。Definitions in the Loan Contract have the same meaning to this Loan Disbursing Confirmation Letter.

借款人：(公章)西安天可华能源科技有限公司

法定代表人或授权代表签字

日期：［*］年［*］月［*］日

The Borrower: (corporate stamp)：Xi’an TCH Energy Technology Co., Ltd..

Legal Representative or Duly Authorized Proxy (Signature): ***

Date:  [   ](month) [   ](day), [   ](year)

附件四Annex IV

借款凭证 Loan Note